Amendment No. 3

                                     To The

                     CNA EMPLOYEES' SUPPLEMENTAL SAVINGS PLAN

WHEREAS: The CNA Employees' Supplemental Savings Plan was established January 1, 1987 by CNA Financial Corporation and Continental Casualty Company to provide deferred compensation benefits for employees whose compensation exceeds the coverage limitations under the CNA Employees' Savings Plan; and

WHEREAS: Said companies desire to amend the Plan to provide for immediate distribution of the employees' accounts in a lump sum upon Plan termination:

NOW, THEREFORE:

The following section of the CNA Employees' Supplemental Savings Plan is hereby amended to read as set forth on the attached restated page:

         Section 9.2

The attached restated page has been marked for identification "Amendment No. 3".

This Amendment shall become effective January 1, 1994.

Dated at Chicago, Illinois this 4th day of April, 1994.

ATTEST:                             CNA FINANCIAL CORPORATION

/S/MARY A. RIBIKAWSKIS    By /S/DONALD M. LOWRY
   Assistant Secretary          Senior Vice President, Secretary
                                and General Counsel


ATTEST:                             CONTINENTAL CASUALTY COMPANY

/S/MARY A. RIBIKAWSKIS    By /S/DONALD M. LOWRY
   Assistant Secretary         Senior Vice President, Secretary
                                and General Counsel



                                    SECTION 9

                      Amendment and Termination of the Plan


9.1      Amendment

         The Employer reserves the right at any time, and from time to time, to modify or amend in whole or in part any or all of the provisions of the Plan. This right of the Employer is subject to the conditions that the value of any Participant's Accounts may not be diminished by reason of any modification or amendment.

9.2      Termination
         The Plan may be terminated at any time by the Employer. Upon the termination of the Plan all amounts allocated to each Participant's Employer Account shall become fully vested and nonforfeitable.

         Upon termination of the Plan, the Employer shall cause the Accounts of the Participants to be valued as of the termination date, and the Account balances shall be distributed in the manner set forth in
         Section 7.

                                 Amendment No. 4
                                     To the
                    CNA EMPLOYEES' SUPPLEMENTAL SAVINGS PLAN

         WHEREAS: The CNA Employees' Supplemental Savings Plan was established January 1, 1987 by CNA Financial Corporation and Continental Casualty Company to provide deferred compensation benefits for employees whose compensation exceeds the coverage limitations under the CNA Employees' Savings Plan; and

         WHEREAS: Said companies desire to amend the Plan with respect to the definition of Regular Base Salary and the method of crediting interest to Participants' Accounts.

         NOW, THEREFORE:

         The following sections of the CNA Employees' Supplemental Savings Plan are hereby amended to read as set forth on the attached restated pages.

                  Section 1.13 and 3.3

         The attached restated pages have been marked for identification "Amendment No. 4".

         This Amendment shall become effective January 1, 1994.

         Dated at Chicago, Illinois this 9th day of June, 1995.

         ATTEST:                            CNA FINANCIAL CORPORATION

         /S/MARY A. RIBIKAWSKIS     By /S/DONALD M. LOWRY
            Assistant Secretary           Senior Vice President,
                                          Secretary and General Counsel

         ATTEST:                            CONTINENTAL CASUALTY COMPANY

         /S/MARY A. RIBIKAWSKIS     By /S/DONALD M. LOWRY
            Assistant Secretary           Senior Vice President,
                                          Secretary and General Counsel